Exhibit 99.2
                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

   Check this box if no longer subject
   to Section 16:                                   [ ]

   Name and Address:                                Standard General Master
                                                    Fund L.P.
                                                    Walkers SPV Limited, Walker
                                                    House, Mary Street,
                                                    George Town
                                                    Grand Cayman, Cayman Islands
                                                    KY1-1002

   Issuer and Ticker Symbol:                        Penn Octane Corporation
                                                    (POCC)

   Date of Earliest Transaction:                    12/28/07

   Relationship to Issuer:                          10% Owner

   Designated Filer:                                Standard General L.P.

   TABLE I INFORMATION
   Title of Security:                               Common Stock
   Transaction Date:                                12/28/07
   Transaction Code:                                P
   Securities Acquired:                             2,300
   Acquired or Disposed:                            A
   Price:                                           $2.25
   Ownership Form:                                  D
   Amount Beneficially Owned After Transaction:     2,694,778
   Nature of Indirect Beneficial Ownership:

   TABLE I INFORMATION
   Title of Security:                               Common Stock
   Transaction Date:                                12/31/07
   Transaction Code:                                P
   Securities Acquired:                             6,000
   Acquired or Disposed:                            A
   Price:                                           $2.2375
   Ownership Form:                                  D
   Amount Beneficially Owned After Transaction:     2,700,778
   Nature of Indirect Beneficial Ownership:

   TABLE I INFORMATION
   Title of Security:                               Common Stock
   Transaction Date:                                12/31/07
   Transaction Code:                                P
   Securities Acquired:                             47,640
   Acquired or Disposed:                            A
   Price:                                           $2.3486
   Ownership Form:                                  D
   Amount Beneficially Owned After Transaction:     2,748,418
   Nature of Indirect Beneficial Ownership:

   Signature:                                       STANDARD GENERAL MASTER
                                                    FUND, L.P.

                                                    By: /s/ Scott Cohen
                                                        ------------------------
                                                        Name:  Scott Cohen
                                                        Title: Attorney-in-Fact